                                                                   Exhibit 10.16


                                                                  EXECUTION COPY





                               WARRANT AGREEMENT



                                    between



                           J.M. PETERS COMPANY, INC.



                                      and



                              UNITED STATES TRUST
                              COMPANY OF NEW YORK,
                                 Warrant Agent





                        _______________________________




                            Dated as of May 13, 1994

                               TABLE OF CONTENTS


ARTICLE I Certain Definitions..........................    1

ARTICLE II Original Issue of Warrants..................    6

    Section 2.1.  Form of Warrant Certificates........     6
    Section 2.2.  Restrictive Legends.................     7
    Section 2.3.  Execution and Delivery of
                  Warrant Certificates................     9

ARTICLE III Exercise Price; Exercise and
                  Repurchase of Warrants..............    10

    Section 3.1.  Exercise Price......................    10
    Section 3.2.  Exercise; Restrictions on
                  Exercise............................    10
    Section 3.3.  Method of Exercise; Payment of
                  Exercise Price......................    11
    Section 3.4.  Repurchase Offers...................    12

ARTICLE IV Adjustments.................................   17

    Section 4.1.  Adjustments.........................    17
    Section 4.2.  Notice of Adjustment................    24
    Section 4.3.  Statement on Warrants...............    25
    Section 4.4.  Notice of Consolidation,
                   Merger, Etc.........................   25
    Section 4.5.  Fractional Interests................    26

ARTICLE V Decrease in Exercise Price...................   26

ARTICLE VI Loss or Mutilation..........................   27

ARTICLE VII Reservation, Authorization and
                  Registration of Common Stock.......     28

    Section 7.1.  Reservation and Authorization.......    28
    Section 7.2.  Registration........................    28

ARTICLE VIII Warrant Transfer Books; Restrictions
                  on Transfer.........................    29
    Section 8.1.  Transfer and Exchange...............    29

    Section 8.2.  Book-Entry Provisions for
                  U.S. Global Security................    30

    Section 8.3.  Special Transfer Provisions.........    31
    Section 8.4.  Surrender of Warrant Certificates...    37


ARTICLE IX Warrant Holders.............................   37

    Section 9.1.  Warrant Holder Not Deemed a
                  Stockholder.........................    37
    Section 9.2.  Right of Action.....................    37

ARTICLE X Remedies.....................................   38

    Section 10.1.  Defaults...........................    38
    Section 10.2.  Payment Obligations................    38
    Section 10.3.  Remedies; No Waiver................    38

ARTICLE XI The Warrant Agent...........................   39

    Section 11.1.  Duties and Liabilities.............    39
    Section 11.2.  Right to Consult Counsel...........    40
    Section 11.3.  Compensation; Indemnification......    41
    Section 11.4.  No Restrictions on Actions.........    41
    Section 11.5.  Discharge or Removal;
                   Replacement Warrant Agent..........    41
    Section 11.6.  Successor Warrant Agent............    42

ARTICLE XII Miscellaneous..............................   43

    Section 12.1.  Money Deposited with the
                   Warrant Agent......................    43
    Section 12.2.  Payment of Taxes...................    43
    Section 12.3.  No Merger, Consolidation or
                   Sale of Assets of the Company......    44
    Section 12.4.  Reports to Holders.................    44
    Section 12.5.  Notices............................    44
    Section 12.6.  Applicable Law.....................    45
    Section 12.7.  Binding Effect.....................    45
    Section 12.8.  Counterparts.......................    45
    Section 12.9.  Amendments.........................    45
    Section 12.10. Headings...........................    46
    Section 12.11. Common Stock Legend................    46

EXHIBIT A        FORM OF WARRANT CERTIFICATE

EXHIBIT B        FORM OF CERTIFICATE

EXHIBIT C        FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS TO NON-QIB ACCREDITED INVESTORS

EXHIBIT D        FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

APPENDIX A       LIST OF FINANCIAL EXPERTS

                               WARRANT AGREEMENT



                 AGREEMENT dated as of May 13, 1994 (this "Agreement") between J.M. Peters Company, Inc., a Delaware corporation (the "Company"), and United States Trust Company of New York, a New York banking corporation, as warrant agent (the "Warrant Agent").

                 Pursuant to the terms of a Placement Agreement dated as of May 6, 1994 between the Company and Morgan Stanley & Co. Incorporated, as Purchaser (the "Placement Agreement"), the Company has agreed to issue and sell 10,000 units (the "Units"), each Unit consisting of $10,000 principal amount of 12-3/4% Senior Notes due 2002 (the "Notes") to be issued pursuant to the provisions of an Indenture dated as of May 13, 1994 between the Company and United States Trust Company of New York, as trustee, and 79 warrants (each, a "Warrant") of the Company, each Warrant entitling the registered owner thereof, subject to the terms and conditions set forth herein, to purchase one share of Common Stock, par value $.10 per share, of the Company (the "Common Stock") at an initial purchase price of $3.30 per share. The Notes and the Warrants included in each Unit will become separately transferable upon the earlier to occur of (i) November 14, 1994, or (ii) the close of business upon the commencement of an exchange offer (the "Exchange Offer") or the effectiveness of a shelf registration statement (the "Shelf Registration Statement") relating to the Notes.

                 In consideration of the foregoing and of the agreements contained in the Placement Agreement and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the holders thereof (the "Holders"), the Company and the Warrant Agent hereby agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

                 "Affiliate" of any Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms

 "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Agent Members" has the meaning specified in Section 8.2.

                 "Amendment" has the meaning specified in Section 7.1.

                 "Business Day" means any day which is not a Saturday, a Sunday, or any other day on which banking institutions are authorized or required to be closed in the State of New York or the state in which the principal corporate trust office of the Warrant Agent is located.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Stock" means the Common Stock of the Company and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

                 "Company" has the meaning specified in the preamble to this Agreement.

                 "CPH" means Capital Pacific Homes, Inc., a Delaware corporation and an Affiliate of the Company.


                 "Current Market Value" has the meaning specified in Section 4.1(f).

                 "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                 "Default" has the meaning specified in Article X.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Exchange Offer" has the meaning specified in the preamble to this Agreement.

                 "Exercise Date" has the meaning specified in Section 3.2.

                 "Exercise Price" has the meaning specified in Section 3.1.

                 "Expiration Date" means May 1, 2002.

                 "Final Surrender Time" has the meaning specified in Section 3.4(b).

                 "Financial Expert" means one of the Persons listed in Appendix A hereto, all of which are nationally recognized investment banking firms.

                 "Holders" has the meaning specified in the recitals to this Agreement.

                 "Independent Financial Expert" means a Financial Expert which does not (or whose directors, executive officers or 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries, which has not been for at least five years, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, executive officers or 5% stockholders is) a promoter, director, or officer of the Company or any of its subsidiaries. The Independent Financial Expert may be compensated and indemnified by the Company for opinions or services it provides as an Independent Financial Expert.

                 "Merger" means the merger of CPH with and into the Company required to be effected pursuant to the Indenture under which the Notes will be issued.

                 "Non-U.S. Person" means a person who is not a U.S. person as defined in Regulation S.

                 "Notes" has the meaning specified in the recitals to this Agreement.


                 "Notice Date" has the meaning specified in Section 3.4(b).

                 "Offshore Securities Exchange Date" has the meaning specified in Section 2.1.

                 "Offer Notice" has the meaning specified in Section 3.4(f).

                 "Permanent Offshore Physical Securities" has the meaning specified in Section 2.1.

                 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "Physical Securities" has the meaning specified in Section 2.1.

                 "Placement Agreement" has the meaning specified in the recitals to this Agreement.

                 "Private Placement Legend" means the legend initially set forth on the Warrant Certificates in the form set forth in Section 2.1.

                 "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                 "Registration Rights Agreement" means the Warrant Registration Rights Agreement dated as of May 13, 1994 between the Company and Morgan Stanley & Co. Incorporated, and certain permitted assigns specified therein, with respect to the registration of the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants.

                 "Regulation S" means Regulation S under the Securities Act.

                 "Relevant Value" means the value of the Warrants as set forth in the Value Report in accordance with Section 3.4(d).

                 "Repurchase Event" means, and shall be deemed to occur on the earliest of any date prior to the Expiration Date when the Company consolidates with, merges (other than in the Merger) into or with (but only where holders of the Common Stock receive consideration in exchange for all or part of such shares of Common Stock), or sells all or substantially all of its assets to, another Person which does not have a class of equity securities registered under the Exchange Act or a wholly owned subsidiary of such Person, if the consideration for such transaction does not consist solely of cash or such merger or consolidation is not effected solely for the purpose of changing the Company's state of incorporation.

                 "Repurchase Notice" has the meaning specified in Section
3.4(a).

                 "Repurchase Obligation" has the meaning specified in Section 10.2.

                 "Repurchase Offer" means the Company's offer to repurchase Warrants in accordance with Section 3.4.

                 "Repurchase Price" means the amount of cash payable in respect of Warrants surrendered pursuant to a Repurchase Offer determined in accordance with Section 3.4(d).

                 "Rule 144A" means Rule 144A under the Securities Act.

                 "Securities Act" means the Securities Act of 1933, as amended.

                 "Separation Date" means the close of business upon the earlier to occur of (i) November 14, 1994 or (ii) the date of the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement relating to the Notes.

                 "Shelf Registration Statement" has the meaning specified in the preamble to this Agreement.

                 "Temporary Offshore Physical Securities" has the meaning specified in Section 2.1.

                 "Units" has the meaning specified in the preamble to this Agreement.

                 "U.S. Global Security" has the meaning specified in Section
2.1.

                 "U.S. Physical Securities" has the meaning specified in
Section 2.1.

                 "Valuation Date" means the date five Business Days prior to the Notice Date.

                 "Value Certificate" has the meaning specified in Section 3.4(d)(ii)(I).

                 "Value Report" has the meaning specified in Section 3.4(d)(ii)(II).

                 "Warrant" has the meaning specified in the recitals to this Agreement.

                 "Warrant Agent" has the meaning specified in the preamble to this Agreement.

                 "Warrant Certificate" has the meaning specified in Section 2.1.


                                   ARTICLE II

                           ORIGINAL ISSUE OF WARRANTS

                 Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

                 Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Warrant Certificate in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Security"), deposited with the Warrant Agent, as custodian for the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The aggregate number of Warrants represented by the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary or its nominee, as hereinafter provided.

                 Warrants offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of temporary Warrant Certificates in registered form, substantially in the form set forth in Exhibit A (the "Temporary Offshore Physical Securities"). At any time following the later of completion of the distribution of the Warrants and the termination of the "restricted period" (as defined in Regulation S) with respect to the offer and sale of the Warrants (the "Offshore Securities Exchange Date"), upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit B hereto, the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more permanent certificated Warrants in registered form substantially in the form set forth in Exhibit A (the "Permanent Offshore Physical Securities"), in exchange for the surrender of Temporary Offshore Physical Securities of like tenor and amount.

                 Warrants offered and sold other than as described in the preceding two paragraphs shall be issued in the form of permanent Warrant Certificates in registered form in substantially the form set forth in Exhibit A (the "U.S. Physical Securities").

                 The Temporary Offshore Physical Securities, the Permanent Offshore Physical Securities and the U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities".

                 The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

                 Section 2.2. Restrictive Legends. (a) Each Warrant Certificate shall bear the following legend on the face thereof:

                        THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or
                        (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS WARRANT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER SUCH WARRANT AT ANY TIME, OR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT WITHIN THREE YEARS OF THE LATER OF THE EXERCISE OF THE WARRANT OR THE LAST DATE ON WHICH SUCH COMMON

                        STOCK WAS HELD BY AN AFFILIATE OF THE COMPANY, EXCEPT
                        (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) WITH RESPECT TO THE WARRANT ONLY, INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT OR REGISTRAR FOR THE COMMON STOCK A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS WARRANT AND THE COMMON STOCK (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OR EXERCISE OF THIS WARRANT, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER OR NATURE OF THE HOLDER IN CONNECTION WITH AN EXERCISE AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFEREE OR EXERCISOR IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER OR EXERCISE, FURNISH TO THE WARRANT AGENT, THE REGISTRAR AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER OR EXERCISE IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGENT MAY REFUSE TO REGISTER ANY TRANSFER OF THIS WARRANT IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                                (b) The U.S. Global Security shall also bear
the following legend on the face thereof:

                        UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR REPURCHASE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF

                        CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
                        ARTICLE VIII OF THE WARRANT AGREEMENT.

                                (c) Prior to the Separation Date, each Warrant
Certificate shall bear the following legend on the face thereof:

                        THE WARRANTS ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $10,000.00 PRINCIPAL AMOUNT OF 12-3/4% SENIOR NOTES DUE 2002 OF THE J.M. PETERS COMPANY, INC. AND 79 WARRANTS. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIER TO OCCUR OF
                        (i) NOVEMBER 14, 1994 AND (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT RELATING TO SUCH NOTES, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES ISSUED BY THE J.M. PETERS COMPANY, INC. IN CONNECTION HEREWITH.

                                Section 2.3.  Execution and Delivery of Warrant
Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 790,000 shares of Common Stock may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this

Section 2.3 or by Section 3.3, Section 3.4, Article VI or Article VIII hereof.

                                The Warrant Certificates shall be executed on
behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or a Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.



                                  ARTICLE III

              EXERCISE PRICE; EXERCISE AND REPURCHASE OF WARRANTS


                                Section 3.1.  Exercise Price.  Each Warrant
Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to purchase one share of Common Stock for each Warrant represented thereby at a purchase price per share of Common Stock (the "Exercise Price") of $3.30, subject to adjustment as provided in Section 4.1 and Article V.

                                Section 3.2.  Exercise; Restrictions on
Exercise. At any time after the later of (a) the date on which the Certificate of Incorporation of the Company is amended as provided in Section 7.1 hereof, or (b) November 14, 1995 (the later of such dates being referred to herein as the "Exercise Date"), and prior to 5:00 p.m., New York City time, on the Expiration Date, all outstanding Warrants may be exercised on any Business Day. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date, shall expire and all rights of the Holders of such Warrants shall terminate; provided, however, that the Warrants may expire and all rights of the Holders of such Warrants may terminate pursuant to Section 4.1(i)(ii) in the event the Company merges (other than in the Merger) or consolidates with or sells all or substantially all of its property and assets to a Person if the consideration payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of the Company.

                                Section 3.3.  Method of Exercise; Payment of
Exercise Price. (a) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 12.5 herein, with the Subscription Form set forth in the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each share of Common Stock or other securities or property issuable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company. All payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same. Upon exercise of any Warrants following surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall cause the Company to transfer promptly to or upon the written order of the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Common Stock or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.5; provided that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants. Upon exercise of a Warrant or Warrants, the Warrant Agent is hereby authorized and directed to requisition from any transfer agent of the Common Stock (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) certificates (bearing the legend set forth in Section 12.11 hereof unless the Company and the Holder otherwise agree) for the necessary number of shares to which the Holder of the Warrant or Warrants may be entitled. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes of this Agreement, the Person entitled to receive any shares of Common Stock or other securities or property deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such shares of Common Stock or other securities or property of record as of the close of business on such date and shall be entitled to receive, and the Warrant Agent shall deliver to such Person, any money, shares of Common Stock or other securities or property to which he would have been entitled had he been the record holder on such date. Without limiting the foregoing, if, at the date referred to above, the transfer books for the shares of Common Stock or other securities purchasable upon the exercise of the Warrants shall be closed, the certificates for the shares of Common Stock or securities in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares of Common Stock or other securities; provided further that the transfer books or records, unless required by law, shall not be closed at any one time for a period longer than 20 days.

                                (b)      In addition to the requirements of
paragraph (a) above, in connection with any exercise of Warrants represented by Permanent Offshore Physical Securities, the Holder thereof shall be required to provide written certification to the Warrant Agent that (i) (x) it is not a U.S. person within the meaning of Regulation S and the Warrant is not being exercised on behalf of a U.S. person within the meaning of Regulation S or (y) a written opinion of counsel to the effect that the Warrant and the Common Stock issuable upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder and (ii) if an opinion is not being furnished, that the Holder exercising the Warrant is located outside the United States at the time of the exercise thereof.

                                Section 3.4.  Repurchase Offers.  (a)  Notice
of Repurchase Event. Within five Business Days following the occurrence of a Repurchase Event, the Company shall give notice (a "Repurchase Notice") to all Holders of the Warrants that such event has occurred and shall provide a copy of such notice to the Warrant Agent.

                                (b)      Repurchase Offers Generally.
Following the occurrence of a Repurchase Event, the Company shall offer to purchase for cash all outstanding Warrants pursuant to the provisions of this Section 3.4 (each a "Repurchase Offer"). The Company shall give notice of a Repurchase Offer in accordance with Section 3.4(f). The date on which the Company gives any such notice is referred to as a "Notice Date". Each Repurchase Offer shall commence on the Notice Date for such offer and shall expire at 5:00 p.m., New York City time, on the date (the "Final Surrender Time") at least 30 but not more than 60 calendar days after such Notice Date. Once a Repurchase Event has occurred, there is no limit on the number of Repurchase Offers the Company may make.

                                (c)      Repurchase Offers.  (i)  In any
Repurchase Offer, the Company shall offer to purchase for cash at the Repurchase Price for such Repurchase Offer all Warrants outstanding on the Notice Date for such offer that are properly tendered to the Warrant Agent on or prior to the Final Surrender Time for such Repurchase Offer.

                                    (ii)         Each Holder may, but shall not
be obligated to, accept such Repurchase Offer, by tendering to the Warrant Agent, on or prior to the Final Surrender Time for such Repurchase Offer, the Warrant Certificates evidencing the Warrants such Holder desires to have repurchased in such offer, together with a completed Certificate for Surrender in substantially the form attached to the Warrant Certificate for Repurchase Offer referred to in Section 3.4(f). A Holder may withdraw all or a portion of the Warrants tendered to the Warrant Agent at any time prior to the Final Surrender Time for such Repurchase Offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not tendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; provided that the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants.

                                (d)      Repurchase Price.  (i)  The purchase
price (the "Repurchase Price") for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall be equal to the value (the "Relevant Value") on the Valuation Date of the Common Stock and other securities or property of the Company which would have been delivered upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price then in effect.

                                    (ii)         The Relevant Value of the
Common Stock and other securities or property issuable upon exercise of all the Warrants, on any Valuation Date shall be:

                                        (I)      (A) If the Common Stock (or
                        other securities) is registered under the Exchange Act, deemed to be the average of the daily market prices of the Common Stock (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, (B) if the Common Stock (or other securities) has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available, in the case of each of (A) and (B), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of the Company (the "Value Certificate"). The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and
                        (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Relevant Value of the security shall be determined as if the security were not registered under the Exchange Act; or

                                        (II)         If the Common Stock (or
                        other securities) is not registered under the Exchange Act or if the value cannot be computed under clause (I) above, equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board of Directors in accordance with Section 3.4(e), and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act, or the fact that the shares of Common Stock and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert in accordance with Section 3.4(e), a value report (the "Value Report") stating the Relevant Value of the Common Stock and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of Relevant Value was made.
                        The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed Relevant Value prior to delivery to the Company of any Value Report of the Independent Financial Expert.

The Warrant Agent shall have no duty to determine the Relevant Value or with respect to the Value Certificate or the Value Report of any Independent Financial Expert, except to keep the Value Certificate or Value Report, as the case may be, on file and available for inspection by the Holders. The determination as to Relevant Value in accordance with the provisions of this
Section 3.4(d) shall be conclusive on all Persons.

                                (e)      Selection of Independent Financial
Expert. If clause (d)(ii)(II) of this Section 3.4 is applicable, the Board of Directors of the Company shall select an Independent Financial Expert not more than five Business Days following a Repurchase Event. Within two Business Days after such selection of the Independent Financial Expert, the Company shall deliver to the Warrant Agent a notice setting forth the name of such Independent Financial Expert.

                                (f)      Notice of Repurchase Offer.  Each
notice of a Repurchase Offer (an "Offer Notice") given by the Company pursuant to Section 3.4(b): (i) shall be given by the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent; (ii) shall be given simultaneously with the Repurchase Notice, or, in the event that the Relevant Value of the Common Stock or other securities or property issuable upon exercise of all the Warrants cannot be determined pursuant to Section 3.4(d)(ii)(I), then such Offer Notice shall be given within five Business Days after the Company receives the Value Report with respect to such offer; (iii) shall specify (I) the Final Surrender Time for such Repurchase Offer, (II) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by the Company, (III) the Repurchase Price at which the Warrants will be repurchased by the Company, (IV) the name of the Independent Financial Expert, if any, whose valuation of the Common Stock and other securities or property was utilized in connection with determining such Repurchase Price and (V) that payment of the Repurchase Price will be made by the Warrant Agent and (iv) shall state that the Warrant Agent shall not at any time be under any duty or responsibility whatsoever to any Holders with respect to the determination of the Repurchase Price or the Value Report, if any, of any Independent Financial Expert, if any. Each such Offer Notice shall be accompanied by a Certificate for Surrender for Repurchase Offer in substantially the form attached to the Warrant Certificate and a copy of the Valuation Report, if any.

                                (g)      Payment for Warrants.  Upon surrender
for repurchase of any Warrants in conformity with the provisions of this
Section 3.4, the Warrant Agent shall thereupon promptly notify the Company of such surrender. On or before the Final Surrender Time for any Repurchase Offer, the Company shall deposit with the Warrant Agent funds sufficient to make payment in full for all Warrants tendered to the Warrant Agent and not withdrawn. Deposits by the Company with the Warrant Agent pursuant to the preceding sentence shall be made in immediately available funds payable to the order of the Warrant Agent. After receipt of such deposit from the Company, the Warrant Agent shall make payment, by delivering a check in such amount as is appropriate, to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the Holder.

                                (h)  Compliance with Laws.  Notwithstanding
anything contained in this Section 3.4, if the Company is required to comply with laws or regulations in connection with making any Repurchase Offer, such laws or regulations shall also govern the making of such Repurchase Offer.


                                   ARTICLE IV

                                  ADJUSTMENTS

                                Section 4.1.  Adjustments.  The Exercise Price
and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                                (a)  Stock Dividends; Stock Splits; Reverse
                        Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of any class or series of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(i)), the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision, or combination or reclassification shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                                (b)  Rights; Options; Warrants.  In case the
                        Company shall issue rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 4.1(a)) to all holders of its Common Stock, entitling them to subscribe for or purchase Common Stock at a price per share which is lower (at the record date for such issuance) than the then Current

                        Market Value per share of Common Stock, the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

                                (c) Issuance of Common Stock at Lower Values. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Section 4.1(a) or (b) above, (ii) shares of Common Stock, issued pursuant to qualified or nonqualified employee stock option or employee stock purchase plans of the Company which options or rights are granted after the date hereof which in the aggregate are not in excess of 10% of the fully diluted number of shares of Common Stock outstanding on the date hereof (as such number of shares may be adjusted as a result of stock dividends, stock splits, reverse stock splits or reclassifications of such Common Stock) and (iii) shares or warrants, rights, options, or convertible or exchangeable securities issued as consideration when (A) any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company or (B) the Company acquires substantially all of the assets that constitute a division or line of business, in the case of each of (A) and (B) in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company) at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the Current Market Value per share of the Common Stock in effect immediately prior to such sale or issuance, then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of such sale or issuance and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per share of Common Stock. For purposes of this Section 4.1(c), the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities (without deducting from such consideration any fees, commissions or other expenses incurred by the Company in connection with such sale and issuance), plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board of Directors of the Company shall determine, in good faith, the fair value of said property, which determination shall be evidenced by a resolution of the Board of Directors of the

                        Company. In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

                                (d)   Distributions of Debt, Assets,
                        Subscription Rights or Convertible Securities. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of evidences of its indebtedness, assets, cash dividends or distributions (excluding (1) dividends or distributions referred to in Section 4.1(a) above, (2) distributions in connection with the dissolution, liquidation or winding up of the Company which will be governed by Section 4.1(i)(ii) below and (3) cash dividends to all holders of Common Stock in an aggregate amount that, together with the aggregate amount of all other such cash dividends to all holders of Common Stock within the 12 months preceding the record date for such cash dividend as to which no adjustment has been made pursuant to this paragraph
                        (d), does not exceed 10% of the product of the Current Market Value per share of Common Stock on such date of determination multiplied by the number of shares of Common Stock outstanding on such date) or securities (excluding those referred to in Section 4.1(a), Section 4.1(b) or Section 4.1(c) above), then in each case the number of shares of Common Stock purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock immediately prior to the record date for such distribution and the denominator of which shall be the Current Market Value per share of Common Stock immediately prior to the record date for such distribution less the then fair value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidence of indebtedness, cash dividends or distributions or securities so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                                (e)  Expiration of Rights, Options and
                        Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided further that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares issuable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.


                                (f) Current Market Value. For the purposes of any computation under this Article IV, the Current Market Value per share of Common Stock or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

                                (i)  if the security is not registered under
                        the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 3.4(d)(ii)(II), or (2) if no such determination shall have been made within such six- month period or if the Company so chooses, determined as of such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 3.4(d)(ii)(II); provided, however, that in determining the value of the Common Stock under Section 4.5, if the foregoing clause (1) shall not be applicable, the Current Market Value per share of Common Stock shall be determined in good faith by the Board of Directors of the Company, or

                            (ii) if the security is registered under the Exchange Act, deemed to be the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act; provided, however, that notwithstanding the foregoing, the Current Market Value of the Common Stock in connection with any primary underwritten public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act shall be the issue price.

                                (g) De Minimis Adjustments.  No adjustment
                        in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.1(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                                (h) Adjustment of Exercise Price.  Whenever
                        the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per share of Common Stock payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares so purchasable immediately thereafter.

                                (i) Consolidation, Merger, Etc.  (i) Subject
                        to the provisions of Subsection (ii) below of this
                        Section 4.1(i), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares of capital stock or other securities or property (including cash) of the Company, or of such Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Stock (or other securities or property purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board of Directors in good faith so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

                                    (ii)  Notwithstanding the foregoing, (x) if
                        the Company merges (other than in the Merger) or consolidates with, or sells all or substantially all of its property and assets to, another Person and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price (whether or not the Warrants are then exercisable). Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and his or her Warrants shall expire. Notwithstanding the foregoing, if the Company has made a Repurchase Offer, which has not expired at the time of such transaction, the Holders of the Warrants shall be entitled to receive on the date of such transaction the higher of (1) the amount payable to Holders of Warrants pursuant to this paragraph or (2) the Repurchase Price payable to Holders of Warrants pursuant to such Repurchase Offer. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

                                Section 4.2.  Notice of Adjustment.  Whenever
the number of shares of Common Stock or other stock or property purchasable upon the exercise of each Warrant or the Exercise

Price is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock or other stock or property purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or properties upon the exercise of any Warrant.

                                Section 4.3.  Statement on Warrants.
Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

                                Section 4.4.  Notice of Consolidation, Merger,
Etc. In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger (other than the Merger) involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of Common Stock (or other securities or property purchasable upon exercise of the Warrants) receive no consideration in respect of their shares) or (ii) any other transaction contemplated by Section 4.1(i)(ii) above; then in any one or more of said cases, the Company shall cause to be mailed to the Warrant Agent and each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of Common Stock and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the shares of Common Stock or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

                                Section 4.5.  Fractional Interests.  If more
than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 4.5, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.


                                   ARTICLE V

                           DECREASE IN EXERCISE PRICE

                                The Board of Directors of the Company, in its
sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants, such reduction of the Exercise Price to be effective for a period or periods to be determined by it, but in no event for a period of less than 30 calendar days. Any exercise by the Board of Directors of any rights granted in this Article V must be preceded by a written notice from the Company to each Holder of the Warrants setting forth the reduction in the Exercise Price and to the Warrant Agent, which notice shall be mailed at least 30 calendar days prior to the effective date of such decrease in the Exercise Price of the Warrants. Any reduction of the Exercise Price pursuant to provisions of this
Article V shall not alter or adjust the number of shares of Common Stock or other securities issuable upon the exercise of the Warrants.


                                   ARTICLE VI


                               LOSS OR MUTILATION

                                Upon receipt by the Company and the Warrant
Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of proof satisfactory to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

                                  ARTICLE VII

                         RESERVATION, AUTHORIZATION AND
                          REGISTRATION OF COMMON STOCK

                                Section 7.1.  Reservation and Authorization.
As of the date hereof, the Certificate of Incorporation of the Company does not authorize a sufficient number of shares of Common Stock or other securities of the Company for issue and delivery upon the exercise in full of all outstanding Warrants. The Company shall use its best efforts to amend the Certificate of Incorporation of the Company in order to increase the authorized number of shares of Common Stock to a number sufficient to permit the Company to issue and deliver Common Stock or other securities of the Company upon the exercise in full of all of the Warrants on or before the date that is six months after the initial issuance of the Warrants (the "Amendment"). On May 5, 1994, the Board of Directors of the Company approved the Amendment. The Company shall submit the Amendment to the stockholders of the Company for approval at the first annual meeting of stockholders held after the date of this Agreement and shall file the Amendment with the Secretary of State of the State of Delaware promptly after such approval by the stockholders. The Company shall at all times after effectiveness of the Amendment reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock or other securities of the Company deliverable upon exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Common Stock or other securities of the Company to be delivered to the Warrant Agent upon its request for delivery upon the exercise of Warrants, and all such shares of Common Stock will, at all times, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which such Common Stock is then listed. The Company covenants that all shares of Common Stock or other securities of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from preemptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.

                                Section 7.2.  Registration.  The Company will
comply in full with the provisions of the Registration Rights Agreement.

                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

                                Section 8.1.  Transfer and Exchange.  The
Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefit under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                                The Warrants shall initially be issued as part
of an issuance of Units, each of which consists of $10,000.00 principal amount of Notes and 79 Warrants. Prior to the close of business on the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Notes issued in connection with such Warrants. A Holder may transfer its Warrants only by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, and any agent of the Company shall treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, and neither the Company, the Warrant Agent, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of the U.S. Global Security shall, by acceptance of such U.S. Global Security, agree that transfers of beneficial interests in such U.S. Global Security, may be effected only through a book entry system maintained by the Holder of such U.S. Global Security (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Company shall execute Warrant Certificates at the Warrant Agent's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                                Section 8.2.  Book-Entry Provisions for U.S.
Global Security. (a) The U.S. Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be delivered to the Warrant Agent as custodian for such Depositary and (iii) bear legends as set forth in Section 2.2.

                                Members of, or participants in, the Depositary
("Agent Members") shall have no rights under this Agreement with respect to any U.S. Global Security held on their behalf by the Depositary, or the Warrant Agent as its custodian, or under the U.S. Global Security, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such U.S. Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrants.

                                (b)      Transfers of the U.S. Global Security
shall be limited to transfers of such U.S. Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees.
Interests of beneficial owners in the U.S. Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 8.3. Beneficial owners may obtain U.S. Physical Securities in exchange for their beneficial interests in the U.S. Global Security upon request in accordance with the Depositary's and the Warrant Agent's procedures. In addition, U.S. Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the U.S. Global Security if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days of such notice.

                                (c)     In connection with any transfer of a
beneficial interest in the U.S. Global Security to a transferee receiving U.S. Physical Securities pursuant to paragraph (b) of this Section, the Warrant Agent shall reflect on its books and records the date and a decrease in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more U.S. Physical Securities of like tenor and amount.

                                (d)     In connection with the transfer of the
entire U.S. Global Security to beneficial owners pursuant to paragraph (b) of this Section, the U.S. Global Security shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the U.S. Global Security, an equal aggregate principal amount of U.S. Physical Securities of authorized denominations.

                                (e)     Any U.S. Physical Security delivered
in exchange for an interest in the U.S. Global Security pursuant to paragraph
(b) or (c) of this Section shall, except as otherwise provided by paragraph (f) of Section 8.3, bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 2.2.

                                (f)     The registered holder of the U.S.
Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                                Section 8.3.  Special Transfer Provisions.
Unless and until the Warrants and the Common Stock are registered under the Securities Act, or unless otherwise agreed by the Company and the holder thereof, the following provisions shall apply:

                                (a)     Transfers to Non-QIB Institutional
Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants to any Institutional Accredited Investor that is not a QIB (excluding transfers to or by Non-U.S. Persons):

                                        (i)  The Warrant Agent shall register
        the transfer of any Warrants, whether not the Warrant Certificate representing such Warrants bears the Private Placement Legend, if (x) the requested transfer is at least three years after the later of the original issue date of the Warrants and the last date on which such Warrants were held by an Affiliate of the Company (and the Company has notified the Warrant Agent as to such last date) or (y) the proposed transferee has delivered to the Warrant Agent a certificate substantially in the form of Exhibit C hereto and any legal opinions or other information as the Company or the Warrant Agent may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                                        (ii)  If the proposed transferor is an
         Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Warrant Agent of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of the beneficial interest in the U.S. Global Security to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more U.S. Physical Securities of like tenor and amount.

                                (b)     Transfers to QIBs.  The following
provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB (excluding transfers to or by Non-U.S. Persons):

                                        (i)  If the Warrants to be
         transferred are represented by U.S. Physical Securities, Temporary Offshore Physical Securities or Permanent Offshore Physical Securities, the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                                        (ii) If the proposed transferee is an
         Agent Member, and the Warrants to be transferred are represented by U.S. Physical Securities, Temporary Offshore Physical Securities or Permanent Offshore PhysicalSecurities, upon receipt by the Warrant Agent of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of Warrants represented by the U.S. Physical Securities, Temporary Offshore Physical Securities or Permanent Offshore Physical Securities, as the case may be, to be transferred, and the Warrant Agent shall cancel the Physical Security so transferred.

                                (c)     Transfers of Temporary Offshore
Physical Securities Prior to June 22, 1994. The following provisions shall apply with respect to registration of any proposed transfer of interests in the Temporary Offshore Physical Securities by a Non-U.S. Person prior to June 22, 1994:

                                        (i) The Warrant Agent shall register
         the transfer of any Warrants (x) if the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Warrant Agent a certificate substantially in the form of Exhibit D hereto or (y) if the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Unless clause (ii) below is applicable, the Company shall execute, and the Warrant Agent shall countersign and deliver one or more Temporary Offshore Physical Securities of like tenor and amount.

                                        (ii)  If the proposed transferee is an
         Agent Member, upon receipt by the Warrant Agent of the documents referred to in clause (i)(y) above and instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of Warrants represented by the Temporary Offshore Physical Security to be transferred, and the Warrant Agent shall cancel the Physical Security so transferred.

                                (d)     Transfers by Non-U.S. Persons On or
After June 22, 1994. The following provisions shall apply with respect to any transfer of Warrants by a Non-U.S. Person on or after June 22, 1994:

                                        (i)     (x)  If the Warrants to be
         transferred are represented by Permanent Offshore Physical Securities, the Warrant Agent shall register such transfer, (y) if the Warrants to be transferred are represented by Temporary Offshore Physical Securities, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor, the Warrant Agent shall register such transfer and (z) in the case of either clause (x) or (y), unless clause (ii) below is applicable, the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

                                         (ii)  If the proposed transferee is
         an Agent Member, upon receipt by the Warrant Agent of instructions given in accordance with the Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of Warrants represented by the Temporary Offshore Physical Securities or Permanent Offshore Physical Securities to be transferred, and the Warrant Agent shall cancel the Physical Securities so transferred.

                                (e)      Transfers to Non-U.S. Persons at Any
Time. The following provisions shall apply with respect to any transfer of Warrants to a Non-U.S. Person:

                                         (i)  Prior to June 22, 1994, the
         Warrant Agent shall register any proposed transfer of Warrants to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit D hereto from the proposed transferor, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Temporary Offshore Physical Securities of like tenor and amount.

                                         (ii)  On and after June 22, 1994, the
         Warrant Agent shall register any proposed transfer to any Non-U.S. Person (w) if the Warrants to be transferred are represented by Permanent Offshore Physical Securities, (x) if the Warrants to be transferred are represented by Temporary Offshore Physical Securities, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor, (y) if the Warrants to be transferred are represented by U.S. Physical Securities or an interest in the U.S. Global Security, upon receipt of a certificate substantially in the form of Exhibit D from the proposed transferor and (z) in the case of either clause (w), (x) or (y), the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Permanent Offshore Physical Securities of like tenor and amount.

                                         (iii)  If the proposed transferor is
         an Agent Member holding a beneficial interest in the U.S. Global Security, upon receipt by the Warrant Agent of (x) the documents, if any, required by paragraph (i) or (ii) and (y) instructions in accordance with the

         Depositary's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and a decrease in the amount of Warrants represented by the U.S. Global Security in an amount equal to the amount of the beneficial interest in the Warrants represented by the U.S. Global Security to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Temporary Offshore Physical Securities or Permanent Offshore Physical Securities, as applicable, of like tenor and amount.

                                (f)      Private Placement Legend.  Upon the
transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Private Placement Legend unless there is delivered to the Warrant Agent an Opinion of Counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                                (g)      General.  By its acceptance of any
Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                                The Warrant Agent shall retain copies of all
letters, notices and other written communications received pursuant to Section
8.2 or this Section 8.3. The Company shall provide notice to the Warrant Agent of any registration of Warrants and Common Stock under the Securities Act promptly upon such registration. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                                Section 8.4.  Surrender of Warrant
Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange, exercise or repurchase of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article VIII in case of an exchange,
Article III in case of the exercise or repurchase of less than all the Warrants represented thereby or Article VI in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct.


                                   ARTICLE IX

                                WARRANT HOLDERS

                                Section 9.1.  Warrant Holder Not Deemed a
Stockholder. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

                                Section 9.2.  Right of Action.  All rights of
action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise his Warrants in the manner provided in the Warrant Certificate representing his Warrants and in this Agreement.


                                   ARTICLE X

                                    REMEDIES

                                Section 10.1.  Defaults.  It shall be deemed to
be a Default with respect to the Company's (or its successor's) obligations under this Agreement if:

                                (a)      the Company (or its successor) shall
fail to make a Repurchase Offer pursuant to Section 3.4 hereof;

                                (b)      the Company (or its successor) shall
fail to purchase the Warrants pursuant to any Repurchase Offer in accordance with the provisions of Section 3.4; or


                                (c)      the Amendment shall not become
effective on or prior to November 14, 1995.

                                Section 10.2.  Payment Obligations.  Upon the
happening of a Default under Section 10.1(a) or (b) of this Agreement the Company shall be obligated to increase the amount otherwise payable pursuant to
Section 3.4(d) in respect of the Repurchase Offer to which such Default relates by an amount equal to interest thereon at a rate per annum equal to 12-3/4% from the date of the Default to the date of payment, which interest shall compound quarterly (all such payment obligations in respect of any such Repurchase Offer, together with all such increased amounts, being the "Repurchase Obligation").

                                Section 10.3.  Remedies; No Waiver.
Notwithstanding any other provision of this Warrant Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Warrant Agreement. A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

                                   ARTICLE XI

                               THE WARRANT AGENT

                                Section 11.1.  Duties and Liabilities.  The
Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or repurchase of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise or repurchase of any Warrant, or as to the independence of any Independent Financial Expert or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or repurchase of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the President, any Vice President or the Secretary of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer; however, in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken in the event it requests instructions from the Company and does not receive such instructions within a reasonable period of time after the request therefor.

                                The Warrant Agent may execute and exercise any
of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                                The Company will perform, execute, acknowledge
and deliver or cause to be delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                                The Warrant Agent shall act solely as agent of
the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

                                Section 11.2.  Right to Consult Counsel.  The
Warrant Agent may at any time consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                                Section 11.3.  Compensation; Indemnification.
The Company agrees promptly to pay the Warrant Agent from time to time, on demand of the Warrant Agent, compensation for its services hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse it for reasonable expenses and counsel fees incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify the Warrant Agent and save it harmless against any losses, liabilities or expenses arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence or willful misconduct. The obligations of the Company under this Section shall survive the exercise and the expiration of the Warrants and the resignation or removal of the Warrant Agent.

                                Section 11.4.  No Restrictions on Actions.  The
Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                                Section 11.5.  Discharge or Removal;
Replacement Warrant Agent. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving one month's prior written notice to the Company. The Company may remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent or the Company shall cause to be mailed to each Holder of a Warrant a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $25,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed to each Holder of a Warrant. Failure to give any notice provided for in this Section 11.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                                Section 11.6.  Successor Warrant Agent.  Any
corporation into which the Warrant Agent or any new warrant agent may be merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 11.5. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.

                                  ARTICLE XII


                                 MISCELLANEOUS

                                Section 12.1.  Money Deposited with the Warrant
Agent. The Warrant Agent shall not be required to pay interest on any moneys deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any money, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for two years after the date the money, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its request therefor.

                                Section 12.2.  Payment of Taxes.  All shares of
Common Stock or other securities issuable upon the exercise of Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof or of other securities deliverable upon exercise of Warrants or in respect of any Repurchase Offer (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities or property issuable upon the exercise of the Warrants or in respect of any Repurchase Offer or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or repurchase of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

                                Section 12.3.  No Merger, Consolidation or Sale
of Assets of the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

                                Section 12.4.  Reports to Holders.  The Company
shall file with the Commission the annual, quarterly and other reports required by Section 13(a), 13(c) or 15(d) of the Exchange Act, regardless of whether such Sections of the Exchange Act are applicable to the Company, and shall provide copies of such reports to each Holder, without cost to such Holder, and the Warrant Agent within seven days after the date it would have been required to file such reports or other information with the Commission had it been subject to such sections.

                                Section 12.5.  Notices.  (a)  Except as
otherwise provided in Section 12.5(b), any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

    To the Company:          J.M. Peters Company, Inc.
                             3501 Jamboree Road
                             Suite 200
                             Newport Beach, California  92660
                             Attention:  President

    To the Warrant Agent:    United States Trust Company of New York
                             114 W. 47th Street
                             New York, New York  10036
                             Attention:  Corporate Trust Administration

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                                (b) Any notice required to be given by the
Company to the Holders pursuant to Section 3.4(b) shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register of the Company maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                                Section 12.6.  Applicable Law.  This Agreement,
each Warrant Certificate issued hereunder and all rights arising hereunder shall be construed and determined in accordance with the laws of the State of New York, and the performance thereof shall be governed and enforced in accordance with such laws.

                                Section 12.7.  Binding Effect.  This Agreement
shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                                Section 12.8.  Counterparts.  This Agreement
may be executed in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                                Section 12.9.  Amendments.  The Warrant Agent
may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that they shall have been advised by counsel (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants.

                                Section 12.10.  Headings.  The descriptive
headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                Section 12.11.  Common Stock Legend.  Unless
and until the Common Stock issuable upon the exercise of the Warrants is registered under the Securities Act, or unless otherwise agreed by the Company and the holder thereof, such Common Stock will bear a legend to the following effect:

                                THIS COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF
                                REGULATION D UNDER THE SECURITIES ACT) (AN
                                "INSTITUTIONAL ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS COMMON STOCK IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE LATER OF THE ISSUANCE OF THE COMMON STOCK OR THE LAST DATE ON WHICH THIS COMMON STOCK WAS HELD BY AN AFFILIATE OF THE COMPANY, RESELL OR OTHERWISE TRANSFER THIS COMMON STOCK EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE REGISTRAR), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR
                                (E) PURSUANT TO AN EFFECTIVE REGISTRATION
                                STATEMENT UNDER THE SECURITIES ACT AND (3)
                                AGREES THAT IT WILL

                                DELIVER TO EACH PERSON TO WHOM THIS COMMON
                                STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS COMMON STOCK WITHIN THREE YEARS AFTER THE LATER OF THE ISSUANCE OF THIS COMMON STOCK OR THE LAST DATE ON WHICH THIS COMMON STOCK WAS HELD BY AN AFFILIATE OF THE COMPANY, THE HOLDER MUST PROVIDE A CERTIFICATE TO THE REGISTRAR AS TO THE MANNER OF SUCH TRANSFER (THE FORM OF WHICH CAN BE OBTAINED FROM THE REGISTRAR). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE REGISTRAR AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE REGISTRAR MAY REFUSE TO REGISTER ANY TRANSFER OF THIS COMMON STOCK IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                                IN WITNESS WHEREOF, the parties have caused
this Agreement to be duly executed, as of the day and year first above written.


                                       J.M. PETERS COMPANY, INC.


                                       By ____________________________
                                          Name:
                                          Title:


                                       UNITED STATES TRUST COMPANY OF NEW
                                       YORK, as Warrant Agent


                                       By ____________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT A


                          FORM OF WARRANT CERTIFICATE


                           J.M. PETERS COMPANY, INC.

                                                          CUSIP No. 716 035 11 8

No. _____                                       Certificate for _______ Warrants


                       WARRANTS TO PURCHASE COMMON STOCK

                                This certifies that _______________________, or
its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, after the Exercise Date (as defined below), from J.M. PETERS COMPANY, INC., a Delaware corporation (the "Company"), one share of Common Stock, par value $.10 per share, of the Company ("Common Stock") at the purchase price (the "Exercise Price") of $3.30 per share (subject to adjustment as provided in the Warrant Agreement hereinafter referred to), upon surrender hereof at the office of United States Trust Company of New York or to its successor as the warrant agent under the Warrant Agreement hereinafter referred to (any such warrant agent being herein called the "Warrant Agent"), with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company) of the purchase price for the share(s) as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement. "Exercise Date" means the close of business upon the latter to occur of (i) effectiveness of the Amendment, or (ii) November 14, 1995.

                                This Warrant Certificate is issued under and in
accordance with a Warrant Agreement dated as of May 13, 1994 (the "Warrant Agreement"), between the Company and United States Trust Company of New York, as Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                                Copies of the Warrant Agreement are on file at
the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                        United States Trust Company
                          of New York
                        114 West 47th Street
                        New York, New York 10036
                        Attn:  Corporate Trust Administration

                                A "Repurchase Event", as defined in the Warrant
Agreement, shall be deemed to occur on the earliest of any date prior to May 1, 2002 when the Company consolidates with, merges (other than in the Merger) into or with (but only where holders of the Common Stock receive consideration in exchange for all or part of such shares of Common Stock), or sells all or substantially all of its assets to, another Person which does not have a class of equity securities registered under the Exchange Act or a wholly owned subsidiary of such Person, if the consideration for such transaction does not consist solely of cash or such merger or consolidation is not effected solely for the purpose of changing the Company's state of incorporation.

                                Following a Repurchase Event, the Company must
make an offer to repurchase all Warrants surrendered for repurchase (a "Repurchase Offer").

                                Warrants received by the Warrant Agent in
proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company at a price in cash (the "Repurchase Price") equal to the value on the Valuation Date relating thereto of the Common Stock and other securities or property of the Company which would have been delivered upon exercise of the Warrants (whether or not the Warrants are then exercisable), less the Exercise Price. The value of such Common Stock and other securities will be (i) if the Common Stock (or other securities) is registered under the Exchange Act, determined based upon the average of the closing sales prices of the Common Stock (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or (ii) if the Common Stock (or other securities) is not registered under the Exchange Act or if the value cannot be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

                                The "Valuation Date" as defined in the Warrant
Agreement shall be deemed to occur on the date five Business Days prior to the date notice of the Repurchase Offer is first given.

                                If the Company fails to make or complete any
Repurchase Offer (a "Default") as required by the Warrant Agreement, it shall be obligated to increase the amount otherwise payable pursuant to the Warrant Agreement in respect of the Repurchase Offer to which such Default relates by an amount equal to interest thereon at a rate of 12-3/4% per annum from the date of the Default to the date of payment, which interest shall compound quarterly.

                                If the Company merges (other than in the
Merger) or consolidates with, or sells all or substantially all of its property and assets to, another Person solely for cash, the Holders of Warrants shall be entitled to receive upon exercise cash on an equal basis with holders of Common Stock, as if the Warrants had been exercised immediately prior to such transaction or the amount payable pursuant to an outstanding Repurchase Offer, if higher.

                                The number of shares of Common Stock
purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of stock or other securities or the amount of money and other property which the holder of a share of Common Stock (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

                                As to any final fraction of a share which the
same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

                                All shares of Common Stock or other securities
issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such shares or of other securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no tax or other charge is due.

                                In the absence of an exemption from applicable
state and federal securities laws, Holders will be able to exercise the Warrants only if (i) a current prospectus under the Securities Act relating to the securities underlying the Warrants is then in effect and (ii) such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various Holders reside.

                                Subject to the restrictions on transfer set
forth in Article VIII of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at its office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

                                This Warrant Certificate may be exchanged at
the office of the Warrant Agent maintained for such purpose in New York, New York for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

                                Prior to the exercise of the Warrants
represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any right of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

                                This Warrant Certificate shall be void and all
rights evidenced hereby shall cease on May 1, 2002, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with or sale of the Company to, another Person, or unless such date is extended as provided in the Warrant Agreement.

                                This Warrant Certificate shall not be valid for
any purpose until it shall have been countersigned by the Warrant Agent.


Dated:

                                       J.M. PETERS COMPANY, INC.


                                       By: _________________________
                                           Name:
                                           Title:


Countersigned:


UNITED STATES TRUST COMPANY
  OF NEW YORK,
  as Warrant Agent


By:________________________

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                               SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


To:

                                The undersigned irrevocably exercises ________
of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, par value $.10 per share, of J.M. PETERS COMPANY, INC. for each Warrant represented by the Warrant Certificate and herewith makes payment of $__________ (such payment being in cash or by certified or official bank or bank cashier's check payable to the order of ____________________ __________________________________________________________), all at the
exercise price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to _____________________________________________________________ and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ONLY
                       ON OFFSHORE PHYSICAL CERTIFICATES]

                        The undersigned certifies that:

                                  [Check One]

                 [ ]    (a)     (i)      it is not a U.S. person (as defined in
                        Regulation S under the Securities Act) and the Warrants are not being exercised on behalf of a U.S. person.

                                       or

                 [ ] (ii) it is furnishing to the Warrant Agent a written opinion of counsel to the effect that the Warrants and the shares of Common Stock (or other securities) issuable upon exercise of the Warrants have been registered under the Securities Act or are exempt from registration thereunder.


and (b) if an opinion is not being furnished, the undersigned is located outside the United States at the time of the exercise hereof.

Dated:

                                                   _________________________(1)

                                      (Signature of Owner)

                                                   _____________________________

                                           (Street Address)

                                                   _____________________________
                                                   (City)   (State)   (Zip Code)

                                                   Signature Guaranteed By:


                                                   _____________________________



Securities and/or check to be issued to:

Please insert social security
or identifying number:
Name:
Street Address:
City, State and Zip Code:


___________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

             FORM OF CERTIFICATE FOR SURRENDER FOR REPURCHASE OFFER

                      (To be executed only upon repurchase
                           of Warrant by the Company)

To:

                                The undersigned, having received prior notice
of the consideration for which J.M. PETERS COMPANY, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by J.M. PETERS COMPANY, INC. of the number of Warrants specified below for the consideration set forth in said notice.


Dated:

                                        ____________________________

                                  (Number of Warrants)


                                                                            (1)
                                        _______________________________________

                                  (Signature of Owner)


                                                    ____________________________

                                  (Street Address)


                                                    ____________________________
                                                    (City)  (State)   (Zip Code)

                                                    Signature Guaranteed By:


                                                    ____________________________

Check to be issued to:

Please insert social security
or identifying number:
Name:

Street Address:
City, State and Zip Code:

___________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                               FORM OF ASSIGNMENT


                                FOR VALUE RECEIVED the undersigned registered
holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of
Assignee(s)                     Address                          No. of Warrants


Please insert social security or other identifying number of assignee(s)


and does hereby irrevocably constitute and appoint _______________________ the undersigned's attorney to make such transfer on the books of _______________________________ maintained for the purposes, with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
                           ON ALL CERTIFICATES EXCEPT
                        OFFSHORE PHYSICAL CERTIFICATES]

                                In connection with any transfer of Warrants,
the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

                 [ ]    (a)     these Warrants are being transferred in
                                compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

                 [ ]    (b)     these Warrants are being transferred other than
                                in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in
Article VIII of the Warrant Agreement shall have been satisfied.

Dated:

                                                                             (1)
                                                   _____________________________
                                                         (Signature of Owner)


                                                   _____________________________
                                                            (Street Address)


                                                   _____________________________
                                                   (City)   (State)   (Zip Code)

                                                        Signature Guaranteed By:


                                                   _____________________________


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                                The undersigned represents and warrants that it
is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:____________________        _____________________________

                                  NOTICE: To be executed by an
                                          executive officer

___________________


(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                                                                       EXHIBIT B



                              Form of Certificate


                                                              ____________, ____


United States Trust Company of
  New York, as Trustee
114 West 47th Street
New York, New York 10036

Attention:  Corporate Trust Administration

   Re: J.M. Peters Company, Inc. (the "Company") Warrants to Purchase Common Stock (the "Warrants")


Dear Ladies and Gentlemen:

                                This letter relates to __________ Warrant(s)
represented by the attached certificate(s) (each, a "Legended Warrant Certificate") which bears a legend outlining restrictions upon transfer of each Legended Warrant Certificate. Pursuant to Section 2.1 of the Warrant Agreement (the "Warrant Agreement") dated as of May 13, 1994 relating to the Warrants, we hereby certify that (1) we are a person outside the United States to whom the Warrants could be transferred in accordance with Rule 904 of Regulation S ("Regulation S") promulgated under the U.S. Securities Act of 1933, as amended, and (2) the distribution of the Warrants has been completed and the restricted period (as defined in Regulation S) with respect to the offer and sale of the Warrants have been terminated. Accordingly, you are hereby requested to exchange the Legended Warrant Certificate for an unlegended certificate representing an identical number of Warrants, all in the manner provided for in the Warrant Agreement.

                                You and the Company are entitled to rely upon
this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Holder]



                                       By: ______________________
                                           Authorized Signature

                                                                       EXHIBIT C



                           Form of Certificate to Be
                          Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors


                                                              ____________, ____


United States Trust Company
  of New York,
  as Warrant Agent
114 W. 47th Street
New York, NY  10036

Attention:  Corporate Trust Administration

   Re: J.M. Peters Company, Inc. (the "Company") Warrants to Purchase Common Stock (the "Warrants")


Dear Ladies and Gentlemen:

    In connection with our proposed purchase of _____ Warrants, we confirm that:

                                1. We understand that any subsequent transfer
                        of the Warrants and any transfer of the Common Stock issuable upon exercise of the Warrants is subject to certain restrictions and conditions set forth in the Warrant Agreement dated as of May 13, 1994 relating to the Warrants (the "Warrant Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants and Common Stock except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                                2. We understand that the offer and sale of the
                        Warrants have not been registered under the Securities Act, and that the Warrants and Common Stock may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Warrants or Common Stock, we will do so only (A) to the Company or any subsidiary thereof, (B) with respect to the Warrants only, in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Warrants or Common Stock from us a notice advising such purchaser that resales of the Warrants or Common Stock are restricted as stated herein.

                                3. We understand that, on any proposed
                        resale of any Warrants or Common Stock, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants and Common Stock purchased by us will bear a legend to the foregoing effect.

                                4. We are an institutional "accredited
                        investor" (as defined in Rule 501(a)(1), (2), (3) or
                        (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants or Common Stock, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                                5. We are acquiring the Warrants or
                        Common Stock purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                                You and the Company are entitled to rely upon
this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                       Very truly yours,

                                       [Name of Transferee]



                                       By:_______________________________
                                          Authorized Signature

                                                                       EXHIBIT D


                      Form of Certificate to Be Delivered
                          in Connection with Transfers
                           Pursuant to Regulation S


                                                              ____________, ____

United States Trust Company
  of New York,
  as Warrant Agent
114 W. 47th Street
New York, NY  10036

Attention:  Corporate Trust Administration

   Re: J.M. Peters Company, Inc. (the "Company") Warrants to Purchase Common Stock (the "Warrants")

Dear Ladies and Gentlemen:

                                In connection with our proposed sale of _____
Warrants, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

                                (1) the offer of the Warrants was not made to a person in the United States;

                                (2)      at the time the buy order was
        originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                                (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                                (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

                                You and the Company are entitled to rely upon
this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                       Very truly yours,

                                       [Name of Transferor]

                                       By:___________________________
                                          Authorized Signature

                                                                      Appendix A



                           LIST OF FINANCIAL EXPERTS



Alex. Brown & Sons Incorporated
Bear, Stearns & Co. Inc.
The First Boston Corporation
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Kidder, Peabody & Co. Incorporated
Lazard Freres & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Inc.
Salomon Brothers Inc.
Lehman Brothers
Smith Barney Shearson Inc.
Dean Witter Reynolds, Inc.